GOLDMAN SACHS ETF TRUST

Goldman Sachs TreasuryAccess 0-1 Year ETF

(the “Fund”)

Supplement dated September 21, 2017 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

dated December 29, 2016, as supplemented

Effective on October 2, 2017 (the “Effective Date”), the Fund will be managed by the Fixed Income ETF Portfolio Management Team of Goldman Sachs Asset Management, L.P.

On the Effective Date, Joshua Kruk and Jason Singer will serve as portfolio managers for the Fund. Joshua Kruk is Managing Director in the Global Fixed Income Team. Jason Singer is a Managing Director and senior portfolio manager in the Global Fixed Income team. David Fishman will remain as a portfolio manager for the Fund.

In addition, on the Effective Date, Raj Garigipati and Jamie McGregor will no longer serve as portfolio managers of the Fund. Accordingly, all references to Raj Garigipati and Jamie McGregor in the Prospectus, Summary Prospectus and SAI will be deleted in their entirety.

Accordingly, on the Effective Date, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the second paragraph of the “Summary—Portfolio Management” section of the Prospectus and the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: David Fishman, Managing Director, has managed the Fund since 2016; Joshua Kruk, Managing Director, has managed the Fund since 2017; and Jason Singer, Managing Director, has managed the Fund since 2017.

The following replaces the first paragraph and table of the “Service Providers—Fund Managers” section of the Prospectus and the “Fund Managers” section of the Summary Prospectus:

The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers’ individual responsibilities may differ and may include, among other things, oversight and maintenance of allocations to index securities, selecting the composition of creation and redemption baskets, general oversight of the implementation processes and management of the Fund’s portfolio.

Name and Title	Primarily Responsible Since	Five Year Employment History
David Fishman Managing Director	2016	Mr. Fishman joined Goldman Sachs in 1997 as a portfolio manager and vice president in the Money Market Group and was named managing director in 2001. Mr. Fishman is also the co-head of the Global Liquidity Management business with GSAM.
Joshua Kruk Managing Director	2017	Mr. Kruk joined GSAM as a Managing Director in conjunction with part of GSAM’s acquisition of Dwight Asset Management Company, LLC, where he was head of Portfolio Construction and Risk Management. Mr. Kruk is responsible for the Fixed Income ETF Portfolio Management within the Global Fixed Income Team. From 2003 to 2008, Mr. Kruk was a structured product portfolio manager specializing in the residential mortgage sector and before that he held roles as a quantitative analyst and an assistant client portfolio manager.
Jason Singer Managing Director	2017	Mr. Singer is a Managing Director and senior portfolio manager in the Global Fixed Income team. He is also responsible for global oversight of the Fixed Income ETF business. Previously, he was head of International Portfolio Management within the Global Liquidity Management team based in London. Mr. Singer joined GSAM in 1999, where he covered Fixed-income pricing, mortgage analytics and hedge fund financing.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

TREACCESSPMCHG 09-17